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T. Rowe Price Tax-Efficient Funds, Inc.
   T. Rowe Price Tax-Efficient Balanced Fund
   T. Rowe Price Tax-Efficient Growth Fund
   T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

 Supplement to prospectus dated July 1, 2001
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 Effective immediately, the Portfolio Management paragraph on page 19 of the prospectus will be replaced with the following:

   Tax-Efficient Balanced Fund has an Investment Advisory Committee with the following members: Donald J. Peters and Hugh D. McGuirk, Co-Chairmen, Stephen
   W. Boesel, Jill L. Hauser, Thomas J. Huber, Mary J. Miller, Larry J. Puglia, Arthur S. Varnado, and Mark R. Weigman. The committee co-chairmen have day-to-day responsibility for managing the fund and work with the committee in developing and executing the fund^s investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993. Mr. McGuirk, who has been involved in the municipal bond management process at T. Rowe Price since 1993, has been managing investments since 1997.

   Tax-Efficient Growth Fund has an Investment Advisory Committee with the following members: Donald J. Peters, Chairman, Stephen W. Boesel, Jill L. Hauser, Thomas J. Huber, Larry J. Puglia, Robert W. Sharps, William J. Stromberg, and Mark R. Weigman. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund^s investment program. Mr. Peters has been managing investments since joining T. Rowe

   Price in 1993.

   Tax-Efficient Multi-Cap Growth Fund has an Investment Advisory Committee with the following members: Donald J. Peters, Chairman, Preston G. Athey, Jill L. Hauser, John F. Wakeman, Mark R. Weigman, and Paul W. Wojcik. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund^s investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993.
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 The date of the above supplement is January 15, 2002.
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                                                               C119-041 01/15/02